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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 30, 2002
                                                       --------------------


                              UNITED RENTALS, INC.
                      UNITED RENTALS (NORTH AMERICA), INC.
           (Exact name of Registrants as Specified in their Charters)



          Delaware                        001-14387              06-1522496
          Delaware                        001-13663              06-1493538
          --------                        ----------             ----------
 (States or Other Jurisdictions   (Commission file Numbers)    (IRS Employer
        of Incorporation)                                   Identification Nos.)


            Five Greenwich Office Park, Greenwich, Connecticut  06830
            ---------------------------------------------------------
               (Address of Principal Executive Offices)     (Zip Code)


        Registrants' telephone number, including area code (203) 622-3131
                                                           --------------





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Item 5.  Other
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         On September 30, 2002, we entered into an amendment to our existing credit agreement. A copy of the amendment is filed as exhibit 99.1 hereto.

Exhibit
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99.1     Second Amendment, dated as of September 30, 2002, to the Amended and
         Restated Credit Agreement dated as of April 20, 2001, among United Rentals, Inc., United Rentals (North America), Inc., United Rentals of Canada, Inc., United Rentals of Nova Scotia (No.1), ULC, the lenders party thereto, JPMorgan Chase Bank, as U.S. administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 30th day of September, 2002.

                                    UNITED RENTALS, INC.


                                    By:          Michael J. Nolan
                                             ----------------------------------
                                             Name:   Michael J. Nolan
                                             Title:  Chief Financial Officer

                                    UNITED RENTALS (NORTH AMERICA), INC.


                                    By:          Michael J. Nolan
                                             ----------------------------------
                                             Name:   Michael J. Nolan
                                             Title:  Chief Financial Officer

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